[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.49

FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT
This FIRST AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT (the “Amendment”) is entered into as of December 20, 2016 (the “Amendment Effective Date”) by and between Exelixis, Inc., a Delaware company having an address at 210 East Grand Avenue, South San Francisco, CA 94080, USA (“Exelixis”) and Ipsen Pharma SAS, a French corporation having an address at 65 Quai Georges Gorse, 92100 Boulogne-Billancourt, France (“Licensee”). Exelixis and Licensee may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, Exelixis and Licensee are parties to that certain Collaboration and License Agreement dated February 29, 2016 (the “License Agreement”), under which the Parties have been collaborating on the development and commercialization of cabozantinib; and
WHEREAS, the Parties desire to enter into this Amendment to expand the territory in which Licensee has the right to develop and commercialize cabozantinib and amend the continuing rights and obligations of the Parties under the License Agreement, all on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    DEFINITIONS.
1.1    Section 1.30 of the License Agreement is hereby deleted in its entirety and replaced with the following:
1.30 “Exelixis Territory” means the U.S. and Japan.
1.2    Section 1.55 of the License Agreement is hereby deleted in its entirety and replaced with the following:
1.55 “Major Market Countries” means [ * ].
1.3    Section 1.69 of the License Agreement is hereby deleted in its entirety and replaced with the following:
1.69 “Region” means, individually and collectively, the following regions: [ * ].
1.4    Section 1.71 of the License Agreement is hereby deleted in its entirety and replaced with the following:
“Regulatory Authority” means any Governmental Authority that has responsibility in its applicable jurisdiction over the testing, development, manufacture, use, storage, import, transport, promotion, marketing, distribution, offer for sale, sale or other commercialization of pharmaceutical products in a given jurisdiction, including the FDA, the EMA and Health Canada or other foreign equivalent. For countries where governmental approval is required for pricing or reimbursement for a pharmaceutical product to be reimbursed by national health insurance (or its local equivalent), Regulatory Authority shall also include any Governmental Authority whose review or approval of pricing or reimbursement of such product is required.
1.5    “Health Canada” means the federal department of the government of Canada having the authority to regulate the sale of medicinal or pharmaceutical products, or any successor agency thereof.

1.6    Unless otherwise defined in this Amendment, all capitalized terms have the meaning as defined in the License Agreement.
2.    DEVELOPMENT
2.1    Canada Studies. If any Regulatory Authority in Canada requires one or more additional studies to support any MAA submitted by Licensee for the Product in Canada that are exclusively for the benefit of Canada (the “Canada Studies”), such studies shall be deemed Licensee Only Development Work and subject to Licensee’s applicable obligations set forth in the License Agreement, including, without limitation, those obligations set forth in Sections 4.2, 4.5(e), 4.6, 4.7(a), and 4.8. In accordance with Section 3.2(h) of the License Agreement, the JDC shall prepare an amendment(s) to the GDP with respect to any Canada Studies and submit such amendment(s) to the JSC for approval. Exelixis shall, as may be required to enable Licensee to be the Sponsor of the Canada Studies, be subject to Exelixis’ applicable obligations set forth in Section 5.1(b) of the License Agreement. Exelixis shall have the right to use the Data of the Canada Studies generated by Licensee to support its own Development, Regulatory Approval or Commercialization in the Exelixis Territory subject to Section 9.2(b) of the License Agreement.
2.2    Country-Specific Development Work. The phrase “Canada or” in the first sentence of Section 4.5(e) is hereby deleted.
3.    REGULATORY ACTIVITIES
3.1    Regulatory Filings. If any Canada Studies are included in the GDP, the GDP shall specify that Licensee shall apply for and hold Regulatory Filings in Canada.
3.2    PVA. As soon as reasonably practicable after the Amendment Effective Date, the Parties shall amend the PVA as necessary to address the modification herein to the Parties’ respective territories.

4.	MANUFACTURE AND SUPPLY
4.1    Supply Agreement. As soon as reasonably practicable after the Amendment Effective Date, the Parties shall amend the Supply Agreement as necessary to address the modification herein to the Parties’ respective territories. In particular, the Parties agree that the Supply Agreement will be amended to add [ * ] reports from the below-referenced tracking system detailing the distribution and sale of product supplied for Canada.
4.2    The following is hereby added to the License Agreement as Sections 2.8(e)-(f):
(e)        To enforce the Parties’ respective obligations set forth in Section 2.8(e) of the Agreement, to the extent permitted by Applicable Law, neither Party shall, and shall ensure that its respective Affiliates, permitted Sublicensees, and Third Party distributors will not, either directly or indirectly, advertise, promote, or market Products, including via the Internet, to any Third Party or place of business, residence, or shipping address in the other Party’s territory for the duration of the Royalty Term.  The foregoing shall restrict either Party, to the extent permitted by Applicable Law, from engaging in any form of direct or indirect solicitation, advertisement, or promotion in the other Party’s territory.  Each Party shall promptly, without any right to remuneration or compensation, forward to the other Party all inquiries regarding the Product by persons or entities whose place of business, residence, or shipping address is in the other Party’s territory.
(f)        Licensee will [ * ].  In the event that Exelixis or Licensee [ * ], Licensee shall [ * ].
5.    FINANCIAL PROVISIONS
5.1    Amendment Execution Payment. In consideration of the expanded license rights granted by Exelixis to Licensee by virtue of this Amendment, Licensee shall make a one-time, non-refundable, non‑creditable payment to Exelixis of ten million dollars ($10,000,000) within five (5) days after execution of this Amendment.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2    Development Milestone Payments. The following is hereby added as Section 9.3(c) of the License Agreement:
9.3(c) Development Milestones Specific to Canada. Subject to the remainder of this Section 9.3(c), Licensee shall pay to Exelixis the non-refundable, non-creditable payment set forth in the table below upon the achievement of the applicable milestone event (whether by or on behalf of Licensee, Exelixis, or their Affiliates, licensee(s) of Exelixis or Sublicensees):

Milestone Event	Milestone Payment
Milestone A: MAA Approval by Health Canada (i.e., receipt of a “Notice of Compliance”) for a Product for RCC (2nd line)	$5,000,000
Milestone B: MAA Approval by Health Canada for a Product for RCC (1st line)	$3,000,000*
Milestone C: MAA Approval by Health Canada (i.e., receipt of a “Notice of Compliance”) for a Product for HCC (2nd line)	$2,000,000
Milestone D: MAA Approval by Health Canada (i.e., receipt of a “Notice of Compliance”) for a Product for the first indication other than RCC or HCC	$[ * ]
Milestone E: MAA Approval by Health Canada (i.e., receipt of a “Notice of Compliance”) for a Product for the second indication other than RCC or HCC	$[ * ]
(i) *With respect to a Product, if Licensee achieves Milestone A, and as part of such Milestone A, RCC (1st line) is also included in the claims section of the approved label of Milestone A and allows Ipsen to promote the Product for use in RCC (1st line), then Licensee shall pay Exelixis the milestone payment corresponding to Milestone B in addition to the milestone amount owed for achievement of Milestone A. For clarity, in no event shall Licensee be obligated to pay to Exelixis more than a total of $8,000,000 for the achievement of Milestones A and B with respect to any one Product.
(ii) Subject to Section 9.3(c)(i), each milestone payment shall be paid once for the applicable events described above for each different applicable Product.
5.3    Net Sales Milestones. Section 9.4(b) is hereby deleted in its entirety and replaced with the following:
9.4(b)(i) Net Sales Milestones for Licensee Territory Excluding Canada. Licensee shall pay to Exelixis the one-time, non-refundable, non-creditable payments set forth in the table below when the aggregated Net Sales of all Products in the Licensee Territory, but excluding the Net Sales of all Products in Canada, in any period of four (4) consecutive Calendar Quarters first reach the values indicated in the table below. Once one of the values indicated in the table below is first reached and the corresponding milestone payment is paid by Licensee under this Section 9.4(b)(i) (the “Previously Achieved Commercial Milestone”), the period of four (4) consecutive Calendar Quarters to be applied to determine the reaching of a subsequent Net Sales amount in the table below shall only start at the Calendar Quarter immediately following the fourth (4th) Calendar Quarter which served as the period to determine the reaching of the Net Sales amount triggering the Previously Achieved Commercial Milestone. For the avoidance of doubt, each payment in this Section 9.4(b)(i) shall be payable once only, regardless of the number of times such milestone is subsequently achieved.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aggregate Net Sales of all Products in the Licensee Territory Excluding Canada in Any 4 Consecutive Calendar Quarters	Milestone Payments
Equal or exceed $[ * ]	$[ * ]
Equal or exceed $[ * ]	$[ * ]
Equal or exceed $[ * ]	$[ * ]
Equal or exceed $[ * ]	$[ * ]
Equal or exceed $[ * ]	$[ * ]

9.4(b)(ii) Net Sales Milestones for Canada. Licensee shall pay to Exelixis the one-time, non-refundable, non-creditable payments set forth in the table below when the aggregated Net Sales of all Products in Canada in any period of four (4) consecutive Calendar Quarters first reach the values indicated in the table below. Once one of the values indicated in the table below is first reached and the corresponding milestone payment is paid by Licensee under this Section 9.4(b)(ii) (the “Previously Achieved Commercial Milestone for Canada”), the period of four (4) consecutive Calendar Quarters to be applied to determine the reaching of a subsequent Net Sales amount in the table below shall only start at the Calendar Quarter immediately following the fourth (4th) Calendar Quarter which served as the period to determine the reaching of the Net Sales amount triggering the Previously Achieved Commercial Milestone for Canada. For the avoidance of doubt, each payment in this Section 9.4(b)(i) shall be payable once only, regardless of the number of times such milestone is subsequently achieved.

Aggregate Net Sales of all Products in Canada in Any 4 Consecutive Calendar Quarters	Milestone Payments
Equal or exceed CAD$[ * ]	CAD$[ * ]
Equal or exceed CAD$[ * ]	CAD$[ * ]
Equal or exceed CAD$[ * ]	CAD$[ * ]

(A) For clarity, the amounts set forth in this Section 9.4(b)(ii) refer to Canadian dollars.
5.4    Notice and Payment for Net Sales Milestones. Section 9.4(c)(ii) is hereby deleted in its entirety and replaced with the following:
(ii) As part of the report in Section 10.1, Licensee shall provide written notice to Exelixis if (1) the aggregated Net Sales of all Products in the Licensee Territory, but excluding the Net Sales of all Products in Canada, in any four (4) consecutive Calendar Quarters first reach the values set forth in Section 9.4(b)(i), or (2) the aggregated Net Sales of all Products in Canada in any four (4) consecutive Calendar Quarters first reach the values set forth in Section 9.4(b)(ii), and Licensee shall pay to Exelixis the corresponding Net Sales milestone payment within [ * ] after the end of the Calendar Quarter.
5.5    Royalty Rate. Section 9.5(a) is hereby deleted in its entirety and replaced with the following:
9.5(a)(i) Royalty Rate for Licensee Territory Excluding Canada. Subject to the other terms of this Section 9.5, during the Royalty Term, Licensee shall make quarterly non-refundable, non-creditable

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

royalty payments to Exelixis on the annual Net Sales of all Products sold in the Licensee Territory, but excluding the annual Net Sales of all Products sold in Canada, at the applicable rate set forth below:

Annual Net Sales of all Products in the Licensee Territory Excluding Canada	Royalty Rate
Portion less than or equal to $[ * ]	22%
Portion greater than $[ * ] and less than or equal to $[ * ]	[ * ]%
Portion greater than $[ * ]	26%

9.5(a)(ii) Royalty Rate for Canada. Subject to the other terms of this Section 9.5, during the Royalty Term Licensee shall make quarterly non-refundable, non-creditable royalty payments to Exelixis on the annual Net Sales of all Products sold in Canada at the applicable rate set forth below:

Annual Net Sales of all Products in Canada	Royalty Rate
Portion less than or equal to CAD$[ * ]	22%
Portion greater than CAD$[ * ] and less than or equal to CAD$[ * ]	[ * ]%
Portion greater than CAD$[ * ]	26%
(A) For clarity, the annual Net Sales amounts set forth in this Section 9.4(a)(ii) refer to Canadian dollars.
6.    INTELLECTUAL PROPERTY
6.1    Product Trademarks. The following is hereby added as Section 11.6(a)(i):
(i) Without limiting the generality of the foregoing Section 11.6(a), the Parties shall use the trademark Cabometyx® for the Product in Canada to the extent that such trademark is approved for use with the Product by Health Canada or other applicable Regulatory Authority. If Exelixis is unable to obtain or register Cabometyx® for use with the Product in Canada, the Parties shall collaborate to select another Product Mark to be used for the Product in Canada. In accordance with Section 11.6(a), Exelixis shall own the Product Marks used for the Product in Canada and all goodwill in such Products Marks shall accrue to Exelixis.
7.    GENERAL PROVISIONS
7.1    Effect of Amendment. Except as provided in Sections 9.4(b)(ii) and 9.5(a)(ii), all references in the Agreement to dollars or “$” shall remain United States Dollars. Except as expressly modified herein, all terms and conditions set forth in the License Agreement, as in effect on the Amendment Effective Date, shall remain in full force and effect.
7.2    Entire Agreement. The License Agreement as modified by this Amendment is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to its subject matter. They supersede all prior and contemporaneous agreements and communications, whether written or oral, of the Parties regarding this subject matter.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.3    Severability. If, for any reason, any part of this Amendment is adjudicated invalid, unenforceable, or illegal by a court of competent jurisdiction, such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Amendment. All remaining portions shall remain in full force and effect as if the original Amendment had been executed without the invalidated, unenforceable, or illegal part.
7.4    Counterparts; Electronic or Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.
{SIGNATURE PAGE FOLLOWS}

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the Amendment Effective Date.

EXELIXIS, INC. By: /s/ Michael Morrissey Name: Michael Morrissey, PhD Title: President & CEO	IPSEN PHARMA S.A.S By: /s/ Christophe Jean Name: Christophe Jean Title: EVP Corporate Strategy & Business Development

{Signature Page to the First Amendment of the Collaboration and License Agreement}

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.